Exhibit 10.3

FIRST AMENDMENT
TO
STOCK PLEDGE AGREEMENT
This First Amendment to Stock Pledge Agreement (this “Amendment”) is entered into this 29th day of July, 2015, by and between Silicon Valley Bank (“Bank”) and The Rubicon Project, Inc. (“Pledgor”).
RECITALS
A.Bank and Pledgor have entered into that certain Pledge Agreement dated as of October 3, 2013 (as the same may from time to time be amended, modified, supplemented or restated, the “Pledge Agreement”), whereby Pledgor pledged to Bank the shares of, among other Subsidiaries, Sitescout Corporation, a Washington corporation, Rubicon-FAN, Inc., a Delaware corporation, Strategic Data Corp., a Delaware corporation, and Mobsmith, Inc., a Delaware corporation (collectively, the “Merged Subsidiaries”).
B.Pursuant to a corporate restructuring, on or about the date hereof, the Merged Subsidiaries have been merged with and into Pledgor (the “Restructuring”). Further, Pledgor has previously formed or acquired certain Subsidiaries, which are named in Exhibit A hereto.
C.Bank and Pledgor have agreed to so amend certain provisions of the Pledge Agreement to reflect the new corporate structure of Pledgor, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.	Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Pledge Agreement.

2.	Amendment to Pledge Agreement.
2.1    Exhibit A. The definition of “Issuer” in Exhibit A to the Pledge Agreement is amended in its entirety and replaced with the following:
“Issuer” means Rubicon Project Hopper, Inc., Rubicon Project Unlatch, Inc., Rubicon Project Turing, Inc., Rubicon Project Edison, Inc., Advertisement Automation Accelerator, LLC, Rubicon Project Bell, Inc., Rubicon Project Curie, Inc., The Rubicon Project Ltd., The Rubicon Project GmbH, The Rubicon Project Australia Pty. Ltd., Rubicon Project K.K., The Rubicon Project Singapore Pte. Ltd., The Rubicon Project SARL, Rubicon

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Project Serviços de Internet Ltda., Ontario Inc., The Rubicon Project Canada, Inc., and any other issuer of any of the Pledged Equity.
2.2    Schedule 1. Schedule 1 to the Pledge Agreement is amended in its entirety and replaced with Schedule 1 attached hereto.
3.Limitation of Amendments.
3.1    The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Pledge Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.
3.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
4.Reaffirmation.
4.1    Pledgor hereby agrees that the Pledge Agreement, as amended by this Amendment, shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of this Amendment or any other document or instrument delivered in connection herewith.
4.2    Pledgor represents and warrants that, after giving effect to this Amendment, all representations and warranties contained in the Pledge Agreement are true, accurate and complete as if made the date hereof.
5.Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
6.Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
7.Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Bank of this Amendment by each party hereto.
[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		PLEDGOR
Silicon Valley Bank		The Rubicon Project, Inc.
By:	/s/ Victor Le	By:	/s/ Jonathan Feldman
Name:	Victor Le	Name:	Jonathan Feldman
Title:	VP	Title:	Assistant Secretary

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[signature page of First Amendment to Pledge Agreement]

SCHEDULE 1
PLEDGED EQUITY

Issuer; Type and Place of Organization	Number of Shares	Type	Certificate Number	Percentage Ownership
Rubicon Project Hopper, Inc.				100%
Rubicon Project Unlatch, Inc.				100%
Rubicon Project Turing, Inc.				100%
Rubicon Project Edison, Inc.				100%
Advertisement Automation Accelerator, LLC				100%
Rubicon Project Bell, Inc.				100%
Rubicon Project Curie, Inc.				100%
The Rubicon Project Ltd.				65%
The Rubicon Project GmbH				65%
The Rubicon Project Australia Pty. Ltd.				65%
Rubicon Project K.K.				65%
The Rubicon Project Singapore Pte. Ltd.				65%
The Rubicon Project SARL				65%
The Rubicon Project Serviços de Internet Ltda.				65%
The Rubicon Project Canada, Inc.				65%

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